EXHIBIT 10.1

AMENDMENT AND RESTATEMENT AGREEMENT
AMENDMENT AND RESTATEMENT AGREEMENT, dated as of October 14, 2016 (this “Restatement Agreement”), among vantiv, LLC, a Delaware limited liability company (the “Borrower”), vantiv Holding, LLC, a Delaware limited liability company (“Holdco”), the other Loan Parties (as defined in the Original Credit Agreement referred to below), JPMorgan Chase Bank, N.A., as administrative agent under the Original Credit Agreement (in such capacity, the “Administrative Agent”), the L/C Issuer, the Swing Line Lender, certain Lenders party to the Original Credit Agreement (as defined therein) and the New Lenders (as defined below).
WHEREAS, pursuant to the Amended and Restated Loan Agreement, dated as of June 13, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”), by and among the Borrower, the financial institutions from time to time party thereto (the “Existing Lenders”), the Administrative Agent and the other agents parties thereto, the Existing Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested, and certain Existing Lenders party hereto have agreed, to extend the maturity date of such Existing Lender’s Revolving Credit Commitments and Term A-2 Loans, and otherwise modify the terms of such Revolving Credit Commitments and Term A-2 Loans, on and subject to the terms and conditions set forth in this Restatement Agreement;

WHEREAS, the Borrower has requested, and certain Existing Lenders party hereto and the New Lenders have agreed to provide, certain New Loan Commitments (as defined below), on and subject to the terms and conditions set forth in this Restatement Agreement; and

WHEREAS, the Borrower has requested, and the Administrative Agent, the Existing Lenders party hereto and the New Lenders have agreed, to amend the Original Credit Agreement as provided herein, on and subject to the terms and conditions set forth in this Restatement Agreement and the Restated Credit Agreement referred to below.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

Section 1.    Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Original Credit Agreement or the Restated Credit Agreement, as the context may require.
Section 2.    New Revolving Credit Commitments.
WHEREAS, pursuant to Section 2.15 of the Original Credit Agreement, the Borrower hereby makes an Extension Offer to each Existing Lender with a Revolving Credit Commitment and Revolving Exposure immediately prior to the Restatement Effective Date (as defined below) (each, an “Existing Revolving Lender”; such existing Revolving Credit Commitment held by it, its “Existing Revolving Credit Commitment”; and such related Revolving Exposure, such Existing Revolving Lender’s “Existing Revolving Exposure”), and each Existing Revolving Lender that has executed and delivered a signature page to this Restatement Agreement as an “Extending Revolving Lender” (an “Extending Revolving Lender Addendum”) hereby agrees, to extend the maturity date of all of each such Existing Revolving Lender’s Existing Revolving Credit Commitments (or such lesser amount as set forth opposite such Extending Revolving Lender’s name on Schedule 1 attached hereto) to the date that is the five-year anniversary of the Restatement Effective Date (with a concurrent extension of all related Existing Revolving Exposure with respect to such Existing Revolving Credit Commitments), and otherwise modify the terms of such extended Existing Revolving Credit Commitments (and such related Existing Revolving Exposure), as a new tranche of Revolving Credit Commitments (and related Revolving Exposure), in each case on and subject to the terms and conditions set forth in this Restatement Agreement (such extended and modified tranche of Revolving Credit Commitments, the “Extended Revolving Credit Commitments”; the related Revolving Exposure, the “Extended Revolving Exposure”; and such Lenders, collectively, the “Extending Revolving Lenders”); and

WHEREAS, pursuant to Section 2.14 of the Original Credit Agreement, the Borrower hereby notifies the Administrative Agent that the Borrower hereby requests to effect, and each Person (other than an Extending Revolving Lender in its capacity as such) that has executed and delivered a signature page to this Restatement Agreement as an “Increase Revolving Lender” (an “Increase Revolving Lender Addendum”; each such Person, an “Increase Revolving Lender”; and the Increase Revolving Lenders, collectively with the Extending Revolving Lenders, the “New Revolving Lenders”) hereby agrees to provide, a Revolving Credit Commitment Increase on the Restatement Effective Date in the amount set forth opposite such Increase Revolving Lender’s name on Schedule 1 attached hereto (each such commitment, an “Increase Revolving Credit Commitment”; the related Revolving Exposure, the “Increase Revolving Exposure”; the Increase Revolving Credit Commitments, collectively with the Extended Revolving Credit Commitments, the “New Revolving Credit Commitments”; and the related Increase Revolving Exposure, collectively with the Extended Revolving Exposure, the “New Revolving Exposure”), as an aggregate increase of $225 million in the new tranche of Extended Revolving Credit Commitments (such new tranche of Extended Revolving Credit Commitments and Increase Revolving Credit Commitments, the “New Revolving Facility”), in each case on and subject to the terms and conditions set forth in this Restatement Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the Borrower, the Extending Revolving Lenders and the Increase Revolving Lenders agree as follows (with each of the following provisions to be effected on the Restatement Effective Date, immediately prior to the transactions contemplated by Section 6 below and substantially contemporaneously with the transactions contemplated by Sections 3 and 4 below):

(a)    Effective as of the Restatement Effective Date, (i) pursuant to Section 2.15 of the Original Credit Agreement, each Extending Revolving Lender agrees to extend all of its Existing Revolving Credit Commitments (and related Existing Revolving Exposure) (or such lesser amount as set forth opposite such Extending Revolving Lender’s name on Schedule 1 attached hereto) as New Revolving Credit Commitments (and New Revolving Exposure) on the Restatement Effective Date in a principal amount equal to its Existing Revolving Credit Commitments (and related Existing Revolving Exposure) (or such lesser amount as set forth opposite such Extending Revolving Lender’s name on Schedule 1 attached hereto) so extended and (ii) pursuant to Section 2.14 of the Original Credit Agreement, each Increase Revolving Lender agrees to provide a New Revolving Credit Commitment to the Borrower on the Restatement Effective Date in a principal amount equal to its Increase Revolving Credit Commitment as set forth opposite such Increase Revolving Lender’s name on Schedule 1 attached hereto (and to provide its related New Revolving Exposure), in each case on and subject to the terms and conditions set forth in this Restatement Agreement, and in each case under clauses (i) and (ii) of this clause (a), (A) the Revolving Loans made and other Revolving Exposure extended in respect of the Extended Revolving Credit Commitments and the Increase Revolving Credit Commitments shall constitute the same Class of Revolving Loans and Revolving Exposure and (B) such Extended Revolving Credit Commitments and Increase Revolving Credit Commitments shall constitute the same Class of Revolving Credit Commitments and be a part of the New Revolving Facility.

(b)    Each Increase Revolving Lender will make any new Revolving Loans (or fund participating interests with respect to any new Letters of Credit) requested to be made by the Borrower on the Restatement Effective Date in accordance with Section 2.5 (or Section 2.3 with respect to Letters of Credit) of the Original Credit Agreement in the amount of its Revolver Percentage of the New Revolving Credit Commitments by making such amounts available to the Administrative Agent, in the manner contemplated by Section 2.5 (or Section 2.3) of the Original Credit Agreement. The commitments of the Increase Revolving Lenders and the extension undertakings of the Extending Revolving Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to provide (including by extension) its New Revolving Credit Commitment (or related New Revolving Exposure). Any new Revolving Loans made in respect of the New Revolving Credit Commitments may from time to time be Base Rate Loans or Eurodollar Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Section 2.5 of the Original Credit Agreement. On the Restatement Effective Date, the assignments, assumptions and purchases provided for in Section 2.14(d)(i) of the Original Credit Agreement shall be effected.
(c)    Notwithstanding anything herein or in the Restated Credit Agreement to the contrary, (i) on the Restatement Effective Date, (A) the Borrower shall pay (x) all accrued and unpaid interest with respect to any loans under the Extended Revolving Credit Commitments and (y) all accrued and unpaid commitments fees with respect to the Extended Revolving Credit Commitments, in each case outstanding immediately prior to such date and such loans, if any, shall be automatically converted to new Eurodollar Loans having an Interest Period ending November 15, 2016 and (B) any new Revolving Loans made on the Restatement Effective Date shall initially be made as Eurodollar Loans having an Interest Period ending November 15, 2016 and (ii) the Extending Revolving Lenders hereby waive (A) the notice requirements of Section 2.5 of the Original Credit Agreement with respect to the conversion of the interest rate applicable to loans under the Extended Revolving Credit Commitments and the Borrowing of any new Revolving Loans on the Restatement Effective Date and (B) any indemnity claim for LIBOR breakage costs under Section 8.1(a) of the Original Credit Agreement in connection with the repayment of interest and the conversion to a new Interest Period on the Restatement Effective Date as described above.
(d)    The Borrower, each Extending Revolving Lender and the Administrative Agent hereby agree that this Restatement Agreement constitutes an Extension Offer (and the Borrower’s notice to the Administrative Agent in respect thereof) with respect to the Existing Revolving Credit Commitments (and related Existing Revolving Exposure) for purposes of Section 2.15 of the Original Credit Agreement. Each of the L/C Issuer and the Swing Line Lender hereby consents to the Extension effected pursuant to this Section 2 and the Administrative Agent waives any requirement for any additional notice period in respect thereof under Section 2.15(d) of the Original Credit Agreement.
(e)    The Borrower, each Increase Revolving Lender and the Administrative Agent hereby agree that this Restatement Agreement constitutes an Incremental Amendment (and the Borrower’s notice to the Administrative Agent in respect thereof) with respect to the Increase Revolving Credit Commitments for purposes of Section 2.14 of the Original Credit Agreement. Each of the Administrative Agent, the L/C Issuer and the Swing Line Lender hereby consents to each Increase Revolving Lender’s providing its Increase Revolving Credit Commitment (and related Increase Revolving Exposure).
(f)    On the Restatement Effective Date, for purposes of effecting the transactions contemplated by this Section 2, the Original Credit Agreement shall be amended to give effect to the modifications thereto establishing or specifically relating to the New Revolving Credit Commitments (and related New Revolving Exposure) that are reflected in the form of Amended and Restated Loan Agreement set forth as Exhibit A hereto (but not the other modifications reflected in such Exhibit A).

Section 3.    New Term A-3 Loans.
WHEREAS, pursuant to Section 2.15 of the Original Credit Agreement, the Borrower hereby makes an Extension Offer to each Existing Lender with a Term A-2 Loan outstanding immediately prior to the Restatement Effective Date (each, an “Existing Term A Lender”; such existing Term A-2 Loans held by it, its “Existing Term A Loans”), and each Existing Term A Lender that has executed and delivered a signature page to this Restatement Agreement as an “Extending Term A-3 Lender” (an “Extending Term A-3 Lender Addendum”) hereby agrees, to extend the maturity date of all of each such Existing Term A Lender’s Existing Term A Loans (or such lesser amount as set forth opposite such Existing Term A Lender’s name on Schedule 1 attached hereto) to the date that is the five-year anniversary of the Restatement Effective Date, and otherwise modify the terms of such extended Existing Term A Loans, as a new tranche of Term Loans, in each case on and subject to the terms and conditions set forth in this Restatement Agreement (such extended and modified tranche of Term Loans, the “Extended Term A-3 Loans”; such Lenders, collectively, the “Extending Term A-3 Lenders”; and the Extending Term A-3 Lenders, collectively with the Extending Revolving Lenders, the “Extending Lenders”); and

WHEREAS, pursuant to Section 2.14 of the Original Credit Agreement, the Borrower hereby notifies the Administrative Agent that the Borrower hereby requests to effect, and each Person (other than an Extending Term A-3 Lender in its capacity as such) that has executed and delivered a signature page to this Restatement Agreement as an “Increase Term A-3 Lender” (an “Increase Term A-3 Lender Addendum”; each such Person, an “Increase Term A-3 Lender”; and the Increase Term A-3 Lenders, collectively with the Extending Term A-3 Lenders, the “Term A-3 Lenders”) hereby agrees to provide (whether by funding such Increase Term A-3 Loans (as defined below) or pursuant to a Term B to Term A-3 Conversion (as defined below) of Existing Term B Loans (as defined below) held by it), a Term Commitment Increase on the Restatement Effective Date in a principal amount equal to such Person’s commitment to provide Increase Term A-3 Loans (as defined below) as set forth opposite such Increase Term A-3 Lender’s name on Schedule 1 attached hereto (each such commitment, an “Increase Term A-3 Loan Commitment”; the loans made (including pursuant to Term B to Term A-3 Conversions) in respect of the Increase Term A-3 Loan Commitments, the “Increase Term A-3 Loans”; and the Increase Term A-3 Loans, collectively with the Extended Term A-3 Loans, the “Term A-3 Loans”), as an aggregate increase of $650 million in aggregate principal amount of the new tranche of Extended Term A-3 Loans (such new tranche of Extended Term A-3 Loans and Increase Term A-3 Loans, the “Term A-3 Facility”), in each case on and subject to the terms and conditions set forth in this Restatement Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the Borrower, the Extending Term A-3 Lenders and the Increase Term A-3 Lenders agree as follows (with each of the following provisions to be effected on the Restatement Effective Date, immediately prior to the transactions contemplated by Section 6 below and substantially contemporaneously with the transactions contemplated by Section 2 above and Section 4 below):

(a)    Effective as of the Restatement Effective Date, (i) pursuant to Section 2.15 of the Original Credit Agreement, each Extending Term A-3 Lender agrees to extend all of its Existing Term A Loans as Term A-3 Loans (or such lesser amount as set forth opposite such Extending Term A-3 Lender’s name on Schedule 1 attached hereto) on the Restatement Effective Date in a principal amount equal to its Existing Term A Loans (or such lesser amount as set forth opposite such Extending Term A-3 Lender’s name on Schedule 1 attached hereto) and (ii) pursuant to Section 2.14 of the Original Credit Agreement, each Increase Term A-3 Lender agrees to make Term A-3 Loans to the Borrower on the Restatement Effective Date in a principal amount equal to its Increase Term A-3 Loan Commitment as set forth opposite such Increase Term A-3 Lender’s name on Schedule 1 attached hereto (whether by funding such Increase Term A-3 Loans or pursuant to a Term B to Term A-3 Conversion of Existing Term B Loans held by it), in each case on and subject to the terms and conditions set forth in this Restatement Agreement, and in each case under clauses (i) and (ii) of this clause (a), the Extended Term A-3 Loans and the Increase Term A-3 Loans shall constitute the same Class of Term A-3 Loans and be a part of the Term A-3 Facility.
(b)     Each Increase Term A-3 Lender will make its Term A-3 Loans to the Borrower on the Restatement Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.5 of the Original Credit Agreement, and/or by Term B to Term A-3 Conversion of Existing Term B Loans held by it in accordance with Section 3(c) below, an amount equal to its Increase Term A-3 Loan Commitment. The commitments of the Increase Term A-3 Lenders and the extension undertakings of the Extending Term A-3 Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to provide (including by extension or by Term B to Term A-3 Conversion) its Term A-3 Loan. The Term A-3 Loans may from time to time be Base Rate Loans or Eurodollar Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Section 2.5 of the Original Credit Agreement.
(c)    If any Increase Term A-3 Lender holds any Existing Term B Loans, such Increase Term A-3 Lender may elect by notice to the Administrative Agent pursuant to procedures specified by the Administrative Agent to satisfy all (or, if the aggregate principal amount of such Increase Term A-3 Lender’s Increase Term A-3 Loan Commitment exceeds the aggregate principal amount of Existing Term B Loans held by it immediately prior to the Restatement Effective Date (and not converted into New Term B Loans), a portion equal to the entire aggregate principal amount of Existing Term B Loans so held by it (and not converted into New Term B Loans) of its Term A-3 Loan Commitment by converting, subject to the limitations set forth in the following proviso and pursuant to procedures determined by the Administrative Agent, an aggregate principal amount of its Existing Term B Loans (excluding Existing Term B Loans converted into New Term B Loans) into Term A-3 Loans of the same principal amount as the aggregate amount of Existing Term B Loans so converted (each, a “Term B to Term A-3 Conversion”; each Increase Term A-3 Lender electing to make a Term B to Term A-3 Conversion, a “Term B to Term A-3 Converting Lender”; and the Existing Term B Loans so converted, the “Term B to Term A-3 Converted Term Loans”); provided, however, that (i) in no event shall the aggregate principal amount of Existing Term B Loans converted by any Increase Term A-3 Lender into Term A-3 Loans exceed the Increase Term A-3 Loan Commitment set forth opposite such Increase Term A-3 Lender’s name on Schedule 1 attached hereto and (ii) the aggregate principal amount of any Existing Term B Loans held by any Lender in excess of the amount of such Lender’s Increase Term A-3 Loan Commitment, if any, plus such Lender’s New Term B Loans to be funded pursuant to a Term B to New Term B Conversion, if any, shall be prepaid on the Restatement Effective Date in accordance with Section 4(d) below. For purposes of this Restatement Agreement, the Original Credit Agreement and the Restated Credit Agreement, each Term B to Term A-3 Converting Lender’s Term B to Term A-3 Converted Term Loans shall be deemed to have been repaid with the proceeds of such Term B to Term A-3 Converting Lender’s Increase Term A-3 Loans into which they are converted; provided that the Borrower shall pay to each Term B to Term A-3 Converting Lender on the Restatement Effective Date an amount in cash equal to all accrued and unpaid interest on its Term B to Term A-3 Converted Term Loans as of the Restatement Effective Date. On the Restatement Effective Date, each Term B to Term A-3 Converting Lender will be deemed (pursuant to a Term B to Term A-3 Conversion of the Existing Term B Loans held by it) to have made Increase Term A-3 Loans in the amount of its Term B to Term A-3 Converted Term Loans, and each Increase Term A-3 Lender will make Increase Term A-3 Loans by funding its Increase Term A-3 Loan Commitment in cash in the amount, if any, by which such Increase Term A-3 Loan Commitment exceeds the aggregate amount of its Term B to Term A-3 Converted Term Loans.

(d)    Notwithstanding anything herein or in the Restated Credit Agreement to the contrary, (i) on the Restatement Effective Date, (A) the Borrower shall pay all accrued and unpaid interest with respect to the Existing Term A Loans outstanding immediately prior to such date that will become Extended Term A-3 Loans on such date, (B) all Extended Term A-3 Loans outstanding as of such date shall be automatically converted to new Eurodollar Loans having an Interest Period ending November 15, 2016, and (C) all Increase Term A-3 Loans made on the Restatement Effective Date shall initially be made as Eurodollar Loans having an Interest Period ending November 15, 2016, and (ii) the Extending Term A-3 Lenders hereby waive (A) the notice requirements of Section 2.5 of the Original Credit Agreement with respect to the conversion of the interest rate applicable to the Extended Term A-3 Loans and the Borrowing of the Increase Term A-3 Loans on the Restatement Effective Date and (B) any indemnity claim for LIBOR breakage costs under Section 8.1(a) of the Original Credit Agreement in connection with the repayment of interest and the conversion to a new Interest Period on the Restatement Effective Date as described above.
(e)    The Borrower, each Extending Term A-3 Lender and the Administrative Agent hereby agree that this Restatement Agreement constitutes an Extension Offer (and the Borrower’s notice to the Administrative Agent in respect thereof) with respect to the Existing Term A Loans for purposes of Section 2.15 of the Original Credit Agreement. The Administrative Agent waives any requirement for any additional notice period in respect of the Extension effected pursuant to this Section 3 under Section 2.15(d) of the Original Credit Agreement.
(f)    The Borrower, each Increase Term A-3 Lender and the Administrative Agent hereby agree that this Restatement Agreement constitutes an Incremental Amendment (and the Borrower’s notice to the Administrative Agent in respect thereof) with respect to the Increase Term A-3 Loan Commitments for purposes of Section 2.14 of the Original Credit Agreement. The Administrative Agent hereby consents to each Increase Term A-3 Lender’s making its Increase Term A-3 Loans. Each Term B to Term A-3 Converting Lender hereby waives any indemnity claim for LIBOR breakage costs under Section 8.1(a) of the Original Credit Agreement in connection with its Term B to Term A-3 Conversion.
(g)    On the Restatement Effective Date, immediately following the making (including by extension of an Existing Term A Loan as a Term A-3 Loan or by a Term B to Term A-3 Conversion) of the Term A-3 Loans, the Borrower shall prepay in full the aggregate principal amount of all Existing Term A Loans (for the avoidance of doubt, excluding any Existing Term A Loans extended as Extended Term A-3 Loans), together with all accrued and unpaid interest thereon. The Lenders party hereto hereby waive any minimum notice requirements under the Original Credit Agreement or the Restated Credit Agreement in respect of such prepayment. Each Lender hereby waives any indemnity claim for LIBOR breakage costs under Section 8.1(a) of the Original Credit Agreement in connection with any prepayment of its Existing Term A Loans.
(h)    On the Restatement Effective Date, for purposes of effecting the transactions contemplated by this Section 3, the Original Credit Agreement shall be amended to give effect to the modifications thereto establishing or specifically relating to the Term A-3 Loans (including the Extension contemplated hereby, the Term B to Term A-3 Conversions and the Increase Term A-3 Commitments) that are reflected in the form of Amended and Restated Loan Agreement set forth as Exhibit A hereto (but not the other modifications reflected in such Exhibit A).
Section 4.    New Term B Loans.
WHEREAS, pursuant to Section 10.11(d)(i) of the Original Credit Agreement, the Borrower hereby requests the establishment of, and each Person that has executed and delivered a signature page to this Restatement Agreement as a “New Term B Lender” (a “New Term B Lender Addendum”; each such

Person, a “New Term B Lender”; and the New Term B Lenders, collectively with the Increase Revolving Lenders and the Increase Term A-3 Lenders, the “New Lenders”) hereby agrees to provide, Replacement Term Loans to the Borrower on the Restatement Effective Date (whether by funding such Replacement Term Loans or pursuant to a Term B to New Term B Conversion (as defined below) of Existing Term B Loans (as defined below) held by it) in a principal amount equal to such Person’s commitment to provide New Term B Loans (as defined below) as set forth opposite such New Term B Lender’s name on Schedule 1 attached hereto (each such commitment, a “New Term B Loan Commitment”; the loans made (including pursuant to Term B to New Term B Conversions) in respect of the New Term B Loan Commitments, the “New Term B Loans”; and the New Term B Loan Commitments, collectively with the Increase Revolving Credit Commitments and the Increase Term A-3 Loan Commitments, the “New Loan Commitments”), as a new term loan B facility in an aggregate principal amount of $765 million (the “Term B Facility Amount”) and having the other terms set forth in the Restated Credit Agreement (such new term loan B facility, the “New Term B Loan Facility”), which New Term B Loans shall be applied (including by way of Term B to New Term B Conversion) to refinance and replace Existing Term B Loans on the Restatement Effective Date in an aggregate principal amount equal to the aggregate principal amount of the New Term B Loans, in each case on and subject to the terms and conditions set forth in this Restatement Agreement; and

WHEREAS, pursuant to Section 2.8(a)(i) of the Original Credit Agreement, the Borrower has notified the Administrative Agent that the Borrower intends to prepay in full on the Restatement Effective Date all existing Term B Loans outstanding immediately prior to the Restatement Effective Date (the “Existing Term B Loans”) that do not constitute Term B to New Term B Converted Term Loans (as defined below) or Term B to Term A-3 Term Loans on the Restatement Effective Date, together with all accrued and unpaid interest thereon to the Restatement Effective Date.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the Borrower, the Administrative Agent and the New Term B Lenders agree as follows (with each of the following provisions to be effected on the Restatement Effective Date, immediately prior to the transactions contemplated by Section 6 below and substantially contemporaneously with the transactions contemplated by Sections 2 and 3 above):

(a)    Effective as of the Restatement Effective Date, pursuant to Section 10.11(d) of the Original Credit Agreement, each New Term B Lender agrees to make (whether by funding such New Term B Loans or pursuant to a Term B to New Term B Conversion of Existing Term B Loans held by it) New Term B Loans to the Borrower on the Restatement Effective Date in a principal amount equal to its New Term B Loan Commitment as set forth opposite such New Term B Lender’s name on Schedule 1 attached hereto, in each case on and subject to the terms and conditions set forth in this Restatement Agreement.
(b)     Each New Term B Lender will make its New Term B Loans on the Restatement Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.5 of the Original Credit Agreement, and/or by Term B to New Term B Conversion of Existing Term B Loans held by it in accordance with Section 4(c) below, an amount equal to its New Term B Loan Commitment. The commitments of each New Term B Lender are several, and no such Lender will be responsible for any other such Lender’s failure to provide (including by Term B to New Term B Conversion) its New Term B Loans. The New Term B Loans may from time to time be Base Rate Loans or Eurodollar Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Section 2.5 of the Original Credit Agreement; provided that, notwithstanding anything herein or in the Restated Credit Agreement to the contrary, all New Term B Loans made on the Restatement Effective Date shall initially be made as Eurodollar Loans having an Interest Period ending November 15, 2016. The Administrative Agent hereby consents to each New Term B Lender’s making its New Term B Loans as Replacement Term Loans pursuant to Section 10.11(d)(i) of the Original Credit Agreement.
(c)    If any New Term B Lender holds any Existing Term B Loans, such New Term B Lender may elect by notice to the Administrative Agent pursuant to procedures specified by the Administrative Agent to satisfy all (or, if the aggregate principal amount of such New Term B Lender’s New Term B Loan Commitment exceeds the aggregate principal amount of Existing Term B Loans held by it immediately prior to the Restatement Effective Date (and not converted into Term A-3 Loans), a portion equal to the entire aggregate principal amount of Existing Term B Loans so held by it (and not converted into Term A-3 Loans)) of its New Term B Loan Commitment by converting, subject to the limitations set forth in the following proviso and pursuant to procedures determined by the Administrative Agent, an aggregate principal amount of its Existing Term B Loans (excluding Existing Term B Loans converted into Increase Term A-3 Loans) into New Term B Loans of the same principal amount as the aggregate amount of Existing Term B Loans so converted (each, a “Term B to New Term B Conversion”; each New Term B Lender electing to make a Term B to New Term B Conversion, a “Term B to New Term B Converting Lender”; and the Existing Term B Loans so converted, the “Term B to New Term B Converted Term Loans”); provided, however, that (i) in no event shall the aggregate principal amount of Existing Term B Loans converted by any New Term B Lender exceed the New Term B Loan Commitment set forth opposite such New Term B Lender’s name on Schedule 1 attached hereto plus such Lender’s Increase Term A-3 Loans to be funded pursuant to a Term B to Term A-3 Conversion and (ii) the aggregate principal amount of any Existing Term B Loans held by any Lender in excess of the amount of the New Term B Loan Commitment, if any, of such Lender plus such Lender’s Increase Term A-3 Loans to be funded pursuant to a Term B to Term A-3 Conversion, if any, shall be prepaid on the Restatement Effective Date in accordance with Section 4(d) below. For purposes of this Restatement Agreement, the Original Credit Agreement and the Restated Credit Agreement, each Term B to New Term B Converting Lender’s Term B to New Term B Converted Term Loans shall be deemed to have been repaid with the proceeds of such Term B to New Term B Converting Lender’s New Term B Loans into which they are converted; provided that the Borrower shall pay to each Term B to New Term B Converting Lender on the Restatement Effective Date an amount in cash equal to all accrued and unpaid interest on its Term B to New Term B Converted Term Loans as of the Restatement Effective Date. On the Restatement Effective Date, each Term B to New Term B Converting Lender will be deemed (pursuant to a Term B to New Term B Conversion of the Existing Term B Loans held by it) to have made New Term B Loans in the amount of its Term B to New Term B Converted Term Loans, and each New Term B Lender will make New Term B Loans by funding its New Term B Loan Commitment in cash in the amount, if any, by which such New Term B Loan Commitment exceeds the aggregate amount of its Term B to New Term B Converted Term Loans.
(d)    On the Restatement Effective Date, immediately following the making (including by a Term B to Term A-3 Conversion) of the Term A-3 Loans and the making (including by a Term B to New Term B Conversion) of the New Term B Loans, the Borrower shall prepay in full the aggregate principal amount of all Existing Term B Loans (for the avoidance of doubt, excluding any Existing Term B Loans constituting Term B to New Term B Converted Term Loans or Term B to Term A-3 Converted Term Loans), together with all accrued and unpaid interest thereon. The Lenders party hereto hereby waive any minimum notice requirements under the Original Credit Agreement or the Restated Credit Agreement in respect of such prepayment. Each New Term B Lender hereby waives any indemnity claim for LIBOR breakage costs under Section 8.1(a) of the Original Credit Agreement in connection with the prepayment of its Existing Term B Loans or any Term B to New Term B Conversion thereof.
(e)    On the Restatement Effective Date, for purposes of effecting the transactions contemplated by this Section 4, the Original Credit Agreement shall be amended to give effect to the modifications thereto establishing or specifically relating to the New Term B Loans (including the Term B to New Term B Conversions contemplated hereby and the New Term B Loan Commitments) that are reflected in the form of Amended and Restated Loan Agreement set forth as Exhibit A hereto (but not the other modifications reflected in such Exhibit A). For purposes of the Restated Credit Agreement, all references to the “Term B Facility”, the “Term B Lenders”, the “Term B Loans” and the “Term B Loan Commitments” shall be deemed to refer to the New Term B Loan Facility, the New Term B Lenders, the New Term B Loans and the New Term B Loan Commitments, as the case may be, in each case as defined in this Restatement Agreement.
Section 5.    [Reserved.]
Section 6.    Amendment and Restatement of the Original Credit Agreement. Effective as of the Restatement Effective Date, immediately following the completion of the transactions set forth in Sections 2, 3 and 4 above:
(a)    the Original Credit Agreement, as previously amended pursuant to Sections 2, 3 and 4 above, is hereby amended and restated in its entirety in the form of the Second Amended and Restated Loan Agreement set forth as Exhibit A hereto: (i) by deleting each term thereof which is reflected in strike-through font and (ii) by inserting each term thereof which is reflected in double-underlined font, in each case in the place where such term appears therein (the Original Credit Agreement as so amended and restated is referred to herein as the “Restated Credit Agreement”);
(b)    all exhibits to the Original Credit Agreement, in the forms thereof immediately prior to the Restatement Effective Date, will continue to be exhibits to the Restated Credit Agreement, except Exhibits B, C, D-1, D-2, D-3, D-4, D-5, E, F, G, H-1, H-2 and H-3, which shall be amended and restated in the form attached hereto as Exhibits B, C, D-1, D-2, D-3, D-4, E, F, G, H-1, H-2 and H-3;
(c)    all schedules to the Original Credit Agreement shall be amended and restated in the form attached hereto; and
(d)    the parties hereto acknowledge and agree that the Increase Revolving Credit Commitments and Increase Term A-3 Loans effected hereby shall not reduce the amount available to the Borrower under the Fixed Dollar Incremental Amount in accordance with the terms and conditions of Section 2.14 of the Restated Credit Agreement, which amount shall be preserved and available for use by the Borrower after the Restatement Effective Date.
Section 7.    Effectiveness. This Restatement Agreement shall become effective (with the amendments to the Original Credit Agreement and the other transactions provided for in Sections 2, 3, 4 and 6 becoming effective and being completed in the sequence provided for in such Sections) on the date (the “Restatement Effective Date”) upon which:
(a)    the Administrative Agent shall have received counterparts of this Restatement Agreement signed by the Borrower, each of the other Loan Parties, the New Lenders, each Existing Lender constituting an Extending Lender, each Existing Lender providing a New Loan Commitment and Existing Lenders and New Lenders constituting the Required Lenders (determined after giving effect to the transactions set forth in Sections 2, 3 and 4);
(b)    (i) no Default or Event of Default shall have occurred and be continuing or would exist after giving effect to any of the transactions contemplated hereby (and no Default or Event of Default shall have occurred and be continuing at the time this Restatement Agreement was delivered to the Existing Revolving

Lenders and the Existing Term A Lenders as an Extension Offer) and (ii) each of the representations and warranties set forth in the Restated Credit Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (or in all respects, if qualified by a materiality threshold) as of the Restatement Effective Date, except to the extent the same expressly relate to an earlier date;
(c)    the Borrower shall be in compliance, on a Pro Forma Basis, with the financial covenants set forth in Section 6.22 of the Original Credit Agreement, recomputed as of the last day of the most recently ended fiscal quarter for which financial statements have been or were required to be delivered pursuant to Section 6.1(a) or (b) of the Original Credit Agreement and assuming the Increase Revolving Credit Commitments have been drawn in full;
(d)    the Senior Secured Leverage Ratio shall not exceed 4.85:1.00, determined on a Pro Forma Basis after giving effect to the Increase Revolving Credit Commitments and the Increase Term A-3 Loans (and assuming the Increase Revolving Credit Commitments have been drawn in full) and any related transaction as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements have been or were required to be delivered pursuant to Section 6.1(a) or (b) of the Original Credit Agreement;
(e)    the Borrower shall have delivered to the Administrative Agent a certificate of a financial officer certifying to the effect set forth in clauses (b), (c) and (d) above, together with reasonably detailed calculations demonstrating compliance with clauses (c) and (d) above;
(f)    the Administrative Agent shall have received each of the following, each of which shall be originals or facsimiles (or delivered by other electronic transmission, including “.pdf”) unless otherwise specified:

(i)
copies of the certificate of formation, certificate of organization, operating agreement, articles of incorporation and bylaws, as applicable (or comparable organizational documents) of each Loan Party and any amendments thereto, certified in each instance by its Secretary, Assistant Secretary or Chief Financial Officer and, with respect to organizational documents filed with a Governmental Authority, by the applicable Governmental Authority (or, if such documents have not been amended since the Restatement Effective Date (as defined in the Original Credit Agreement), a certificate to that effect from its Secretary, Assistant Secretary or Chief Financial Officer);

(ii)
copies of resolutions of the board of directors (or similar governing body) of each Loan Party approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, together with specimen signatures of the persons authorized to execute such documents on each Loan Party’s behalf, all certified as of the Restatement Effective Date in each instance by its Secretary, Assistant Secretary or Chief Financial Officer as being in full force and effect without modification or amendment;

(iii)
copies of the certificates of good standing (if available) for each Loan Party from the office of the secretary of state or other appropriate governmental department or agency of the state of its formation, incorporation or organization, as applicable;

(iv)	a list of the Borrower’s Authorized Representatives;

(v)
(A) a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Sidley Austin LLP, special counsel to the Loan Parties and (B) a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Baird Holm LLP, local counsel to National Processing Company in the state of Nebraska, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(vi)	an executed Solvency Certificate signed on behalf of the Borrower, dated the Restatement Effective Date; and

(vii)
the results of a recent Lien search with respect to each Loan Party, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.15 of the Restated Credit Agreement or discharged on or prior to the Restatement Effective Date pursuant to documentation satisfactory to the Administrative Agent;

(g)    the Administrative Agent shall have received, no later than 3 Business Days in advance of the Restatement Effective Date (or such later date as agreed by the Administrative Agent) all documentation and other information about the Loan Parties as shall have been reasonably requested in writing at least ten (10) Business Days prior to the Restatement Effective Date by the Lenders through the Administrative Agent that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act;
(h)    substantially concurrently with the occurrence of the Restatement Effective Date, the Borrower shall have prepaid in full (i) the aggregate principal amount of all Existing Term B Loans (for the avoidance of doubt, excluding any Existing Term B Loans constituting Term B to New Term B Converted Term Loans or Term B to Term A-3 Converted Term Loans), together with all accrued and unpaid interest thereon, and (ii) the aggregate principal amount of all Existing Term A Loans (for the avoidance of doubt, excluding any Existing Term A Loans extended as Extended Term A-3 Loans), together with all accrued and unpaid interest thereon;
(i)    the Administrative Agent shall have received payment from the Borrower (i) for the account of each Extending Lender that executed and delivered a counterpart signature page to this Restatement Agreement in the form of an Extending Term A-3 Lender Addendum or an Extending Revolving Lender Addendum, at or prior to 12:00 p.m., New York City time, on October 13, 2016 (the “Consent Deadline”), (A) an extension upfront fee (the “Extension Upfront Fee”) in an amount equal to 0.125% of the aggregate principal amount of Extended Term A-3 Loans and Extended Revolving Credit Commitments of such Lender (in each case, other than Extended Term A-3 Loans and Extended Revolving Credit Commitments of such Lender described in clause (B)) and (B) an assignment upfront fee (the “Assignment Upfront Fee”) in an amount equal to 0.25% of the aggregate principal amount of Existing Term A-2 Loans and Existing Revolving Credit Commitments assigned to such Lender at the request of the Borrower or the Administrative Agent in connection with the transactions contemplated hereby that, in connection with such assignment, become Extended Term A-3 Loans and Extended Revolving Credit Commitments; and (ii) for the account of each New Lender and/or each Existing Lender that executed and delivered a counterpart signature page to this Restatement Agreement in the form of an Increase Term A-3 Lender Addendum or an Increase Revolving Lender Addendum at or prior to the Consent Deadline, an increase upfront fee (the “Increase Upfront Fee” and, collectively with the Extension Upfront Fee and the Assignment Upfront Fee, the “Upfront Fees”) in an amount equal to 0.25% of the aggregate principal amount of Increase Term A-3 Loans and/or Increase Revolving Credit Commitments of such New Lender or such Existing Lender (except in the case of (x) an Increase Term A-3 Loan funded by converting an Existing Term B Loan and (y) an Increase Revolving Credit Commitment of any Increase Revolving Lender to the extent that such Increase Revolving Credit Commitment corresponds to a decrease in the aggregate principal amount of Existing Term A-2 Loans held by such Lender or its Affiliates after giving effect to the transactions contemplated hereby, in which case such amount shall be 0.125%), which Upfront Fees shall be payable in immediately available funds, in U.S. dollars, and, once paid, be non-refundable;
(j)    the Administrative Agent shall have received all fees, other payments and expenses previously agreed in writing by the Borrower to be due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Restatement Effective Date (or such later date as the Borrower may reasonably agree), reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document or under any separate written agreements between the Borrower and any of the Arrangers; and
(k)    in the case of each Borrowing to be made on the Restatement Effective Date, the Administrative Agent shall have received the notice required by Section 2.5 of the Restated Credit Agreement (but the Administrative Agent acknowledges that such notice may be delivered no later than two Business Days prior to the Restatement Effective Date notwithstanding the timeframes otherwise provided for in such Section 2.5).
Section 8.    Effect of Restatement Agreement.
(a)    Except as expressly set forth herein or in the Restated Credit Agreement, this Restatement Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Original Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement or any other provision of the Original Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement, the Restated Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    Each Loan Party agrees that (i) all of its obligations, liabilities and indebtedness under any Loan Document to which it is a party, including its guarantee obligations, shall remain in full force and effect on a continuous basis after giving effect to this Restatement Agreement; (ii) all of the Liens and security interests created and arising under such Loan Documents shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest shall continue in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Restatement Agreement as collateral security for its obligations, liabilities and indebtedness under the Restated Credit Agreement and for its guarantees in the other Loan Documents; and (iii) all Obligations under the Loan Documents are payable or guaranteed, as applicable, by each of the Loan Parties in accordance with the Restated Credit Agreement and the other Loan Documents, and each Loan Party unconditionally and irrevocably waives any claim or defense in respect of the Obligations existing on, or arising out of facts occurring at any time on or prior, to the Restatement Effective Date, including, without limitation, any claim or defense based on any right of set-off or counterclaim and hereby ratifies and affirms each and every waiver of claims and defenses granted under the Loan Documents.

(c)    On and after the Restatement Effective Date, each reference in the Original Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Original Credit Agreement in any other Loan Document shall be deemed a reference to the Restated Credit Agreement. This Restatement Agreement shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.
(d)    The changes to the definition of “Applicable Margin” in Section 1.1 of the Restated Credit Agreement effected pursuant to this Restatement Agreement shall apply and be effective on and after the Restatement Effective Date. The definition of “Applicable Margin” in Section 1.1 of the Original Credit Agreement shall apply and be effective for the period ending on, but not including, the Restatement Effective Date.
Section 9.    General.
(a)    GOVERNING LAW. THIS RESTATEMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS RESTATEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)    Counterparts. This Restatement Agreement may be executed by one or more of the parties to this Restatement Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Restatement Agreement by email or facsimile transmission shall be effective as delivery of an original counterpart hereof.
(c)    Headings. The headings of this Restatement Agreement are used for convenience of reference only, are not part of this Restatement Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Restatement Agreement.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Restatement Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

VANTIV, LLC
VANTIV HOLDING, LLC
NPC GROUP, INC.
NATIONAL PROCESSING COMPANY GROUP, INC.
VANTIV SERVICES COMPANY
VANTIV COMPANY, LLC
NATIONAL PROCESSING COMPANY
BEST PAYMENT SOLUTIONS, INC.
VANTIV ECOMMERCE, LLC
VANTIV INTEGRATED PAYMENTS SOLUTIONS, INC.
MPS HOLDING CORP.
VANTIV INTEGRATED PAYMENTS, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:	Name: Title:

SIGNATURE PAGE TO THE RESTATEMENT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, WITH RESPECT TO THE AMENDED AND RESTATED LOAN AGREEMENT, DATED AS OF JUNE 13, 2014 (AS FURTHER AMENDED TO DATE), AMONG VANTIV, LLC, AS THE BORROWER, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, AND THE OTHER AGENTS PARTIES THERETO

By executing this signature page:

A.
each undersigned institution with an Extended Term A-3 Loan amount set forth opposite such institution’s name on Schedule 1 attached hereto agrees (1) to the terms of the Restatement Agreement and the Restated Credit Agreement, (2) on the terms and subject to the conditions set forth in the Restatement Agreement, to extend all of its Existing Term A Loans (or such lesser amount as set forth opposite such institution’s name on Schedule 1 attached hereto) as Extended Term A-3 Loans (and thus, Term A-3 Loans) on the Restatement Effective Date and (3) that it is executing and delivering this signature page as an “Extending Term A-3 Lender”; and/or

B.
each undersigned institution with an Increase Term A-3 Loan Commitment set forth opposite such institution’s name on Schedule 1 attached hereto agrees (1) to the terms of the Restatement Agreement and the Restated Credit Agreement, (2) on the terms and subject to the conditions set forth in the Restatement Agreement, to make Increase Term A-3 Loans (and thus, Term A-3 Loans) (whether by funding such Increase Term A-3 Loans or pursuant to a Term B to Term A-3 Conversion of Existing Term B Loans held by it in accordance with Section 3(c) of the Restatement Agreement) to the Borrower on the Restatement Effective Date in an aggregate principal amount equal to its Increase Term A-3 Loan Commitment and (3) that it is executing and delivering this signature page as an “Increase Term A-3 Lender”; and/or

C.
each undersigned institution with an Extended Revolving Credit Commitment set forth opposite such institution’s name on Schedule 1 attached hereto agrees (1) to the terms of the Restatement Agreement and the Restated Credit Agreement, (2) on the terms and subject to the conditions set forth in the Restatement Agreement, to automatically extend all of its Existing Revolving Credit Commitments (and related Existing Revolving Exposure) (or such lesser amount as set forth opposite such institution’s name on Schedule 1 attached hereto) as Extended Revolving Credit Commitments (and related Extended Revolving Exposure) on the Restatement Effective Date and (3) that it is executing and delivering this signature page as an “Extending Revolving Lender”; and/or

D.
each undersigned institution with an Increase Revolving Credit Commitment set forth opposite such institution’s name on Schedule 1 attached hereto agrees (1) to the terms of the Restatement Agreement and the Restated Credit Agreement, (2) on the terms and subject to the conditions set forth in the Restatement Agreement, to provide New Revolving Credit Commitments to the Borrower on the Restatement Effective Date in an aggregate amount equal to its Increase Revolving Credit Commitment and (3) that it is executing and delivering this signature page as an “Increase Revolving Lender”; and/or

E.
each undersigned institution with a New Term B Loan Commitment set forth opposite such institution’s name on Schedule 1 attached hereto agrees (1) to the terms of the Restatement Agreement and the Restated Credit Agreement, (2) on the terms and subject to the conditions set forth in the Restatement Agreement, to make New Term B Loans to the Borrower (whether by funding such New Term B Loans or pursuant to a Term B to New Term B Conversion of Existing Term B Loans

held by it in accordance with Section 4(c) of the Restatement Agreement) on the Restatement Effective Date in an aggregate principal amount equal to its New Term B Loan Commitment and (3) that it is executing and delivering this signature page as a “New Term B Lender”.

LENDER SIGNATURE PAGE TO
VANTIV AMENDMENT AND
RESTATEMENT AGREEMENT

[Lender Signature Pages On File With The Administrative Agent]

EXHIBIT A
[Blackline of Amended and Restated Credit Agreement]

EXHIBIT B
Notice of Borrowing
Date: __________, ____

To:
JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders parties to the Second Amended and Restated Loan Agreement dated as of October 14, 2016 (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among vantiv, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents party thereto

Ladies and Gentlemen:
The undersigned, the Borrower, refers to the Loan Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.5 of the Loan Agreement, of the Borrowing of Loans specified below:
1.    The Business Day of the proposed Borrowing is_______, ____,
2.    The aggregate amount of the proposed Borrowing is $ ___________.
3.    The Borrowing is being advanced under the [Revolving Facility] [Term A-3 Facility] [Term B Facility].
4.    The Borrowing is to be comprised of [Base Rate] [Eurodollar] Loans.
[5.    The duration of the Interest Period for the Eurodollar Loans included in the Borrowing shall be ____________ months.]
[The undersigned hereby certifies that the following statements are true on the date hereof:

(a)    the representations and warranties of the Borrower contained in
Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects (or in all respects, if qualified by a materiality threshold) as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and
(b)    no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.]

EXHIBIT C
Notice of Continuation/Conversion
Date: __________, ____

To:
JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders parties to the Second Amended and Restated Loan Agreement dated as of October 14, 2016 (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) among vantiv, LLC (the “Borrower”), the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent and the other agents party thereto

Ladies and Gentlemen:
The undersigned, vantiv, LLC, refers to the Loan Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.5 of the Loan Agreement, of the [conversion] [continuation] of the [Revolving] [Term A-3] [Term B] Loans specified herein, that:
1.    The conversion/continuation Date is __________, ____.
2.    The aggregate amount of the Loans to be [converted] [continued] is $____________.
3.    The Loans are to be [converted into] [continued as] [Eurodollar] [Base Rate] Loans.
4.    [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be _______ months.

EXHIBIT D-1
Term A-3 Note

$___________	_____________, 20 __
FOR VALUE RECEIVED, the undersigned, vantiv, LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to                      (the “Lender”) at the principal office of JPMorgan Chase Bank, N.A., as Administrative Agent, in New York, New York, in immediately available funds, the principal sum of                  Dollars ($        ) or, if less, the aggregate unpaid principal amount of the Term A-3 Loan made, continued or maintained by the Lender to the Borrower pursuant to the Loan Agreement (as defined below), in installments in the amounts and on the dates called for by Section 2.7(a) of the Loan Agreement, together with interest on the principal amount of such Term A-3 Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Loan Agreement.
This Note is one of the Term A-3 Notes referred to in the Second Amended and Restated Loan Agreement dated as of October 14, 2016 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the Lenders party thereto from time to time, and the other agents party thereto (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York.
Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all on the terms and in the manner as provided for in the Loan Agreement.
The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder

EXHIBIT D-2
Term B Note

$___________	____________, 20__
FOR VALUE RECEIVED, the undersigned, vantiv, LLC, a Delaware limited liability     company (the “Borrower”), hereby promises to pay to                  (the “Lender”) at the principal office of JPMorgan Chase Bank, N.A., as Administrative Agent, in New York, New York, in immediately available funds, the principal sum of              Dollars ($        ) or, if less, the aggregate unpaid principal amount of the Term B Loan made or maintained by the Lender to the Borrower pursuant to the Loan Agreement (as defined below), in installments in the amounts and on the dates called for by Section 2.7(c) of the Loan Agreement, together with interest on the principal amount of such Term B Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Loan Agreement.
This Note is one of the Term B Notes referred to in the Second Amended and Restated Loan Agreement dated as of October 14, 2016 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the Lenders party thereto from time to time, and the other agents party thereto (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York.
Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all on the terms and in the manner as provided for in the Loan Agreement.
The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder

EXHIBIT D-3
Revolving Note

$____________	____________, 20 __
FOR VALUE RECEIVED, the undersigned, vantiv, LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to                  (the “Lender”) on the Revolving Credit Termination Date of the hereinafter defined Loan Agreement, at the principal office of JPMorgan Chase Bank, N.A., as Administrative Agent, in New York, New York, in immediately available funds, the principal sum of              Dollars ($            ) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Loan Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Loan Agreement.
This Note is one of the Revolving Notes referred to in the Second Amended and Restated Loan Agreement dated as of October 14, 2016 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the Lenders party thereto from time to time, and the other agents party thereto (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York.
Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all on the terms and in the manner as provided for in the Loan Agreement.
The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

EXHIBIT D-4
Swing Note

$____________	____________, 20 __
FOR VALUE RECEIVED, the undersigned, vantiv, LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to                  (the “Lender”) on the Revolving Credit Termination Date of the hereinafter defined Loan Agreement, at the principal office of JPMorgan Chase Bank, N.A., as Administrative Agent, in New York, New York, in immediately available funds, the principal sum of             Dollars ($            ) or, if less, the aggregate unpaid principal amount of all Swing Loans made by the Lender to the Borrower pursuant to the Loan Agreement, together with interest on the principal amount of each Swing Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Loan Agreement.
This Note is one of the Swing Notes referred to in the Second Amended and Restated Loan Agreement dated as of October 14, 2016 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the Lenders party thereto from time to time, and the other agents party thereto (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York.
Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof on the terms and in the manner as provided for in the Loan Agreement.
The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

EXHIBIT E
Form of Solvency Certificate
____________, 201__
This Solvency Certificate is being executed and delivered pursuant to Section 7(f)(vi) of that certain Amendment and Restatement Agreement dated as of October 14, 2016 (the “Restatement Agreement”), among vantiv, LLC, a Delaware limited liability company (the “Borrower”), vantiv Holding, LLC, a Delaware limited liability company, the other Loan Parties party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and the Lenders party thereto, which amends and restates the First Amended and Restated Loan Agreement in the form of the Second Amended and Restated Loan Agreement attached thereto (such Second Amended and Restated Loan Agreement, as further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”; the terms defined in the Loan Agreement being used herein as therein defined).
I, [•], the Chief Financial Officer of the Borrower, in such capacity and not in an individual capacity, hereby certify as follows:

1.
I am generally familiar with the businesses and assets of the Borrower and its Restricted Subsidiaries, taken as a whole, and am duly authorized to execute this Solvency Certificate on behalf of the Borrower pursuant to the Restatement Agreement; and

2.
As of the date hereof and after giving effect to the Transactions and the incurrence of the indebtedness and obligations being incurred in connection with the Loan Agreement and the Transactions, that, (i) the sum of the debts and liabilities (including subordinated and contingent liabilities) of the Borrower and its Restricted Subsidiaries, taken as a whole, does not exceed the fair value of the present assets of the Borrower and its Restricted Subsidiaries, taken as a whole; (ii) the present fair saleable value of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable debts and liabilities (including subordinated and contingent liabilities) of the Borrower and its Restricted Subsidiaries, taken as a whole, or their debts as they become absolute and matured in the ordinary course of business; (iii) the capital of the Borrower and its Restricted Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrower or its Restricted Subsidiaries, taken as a whole, contemplated as of the date hereof and as proposed to be conducted following the Second Restatement Effective Date; and (iv) the Borrower and its Restricted Subsidiaries, taken as a whole, have not incurred, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Accounting Standards Codification Topic 450).

EXHIBIT F
Compliance Certificate

To:	JP Morgan Chase Bank, N.A.,
as Administrative Agent under the Loan Agreement
described below

This Compliance Certificate is furnished to the Administrative Agent (for delivery to the Lenders) pursuant to that certain Second Amended and Restated Loan Agreement dated as of October 14, 2016 among vantiv, LLC, a Delaware limited liability company (the “Borrower”), JP Morgan Chase Bank, N.A., as Administrative Agent, the Lenders party thereto from time to time and the other agents party thereto (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate shall have the meanings ascribed thereto in the Loan Agreement.
The Undersigned Hereby Certifies That:
1.    I am the duly elected              of the Borrower;
2.    I have reviewed the terms of the Loan Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Restricted Subsidiaries during the accounting period covered by the attached financial statements;
3.    As of the date hereof, no Default or Event of Default has occurred and is continuing[, except as set forth below];
[Described below are the exceptions to paragraph 3 by listing, in detail, the nature of the condition or event and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

]

4.    [The financial statements required by Section 6.1(a) of the Loan
Agreement and being furnished to you concurrently with this Compliance Certificate fairly present in all material respects in accordance with GAAP the financial condition of Vantiv and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end adjustments and the absence of footnotes]; and

5.    Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with the financial covenants set forth in Section 6.22 of the Loan Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Loan Agreement.
[6.    Schedule II hereto sets forth financial data and computations evidencing the Borrower’s Excess Cash Flow for, and Senior Secured Leverage Ratio as of the last day of, the completed fiscal year indicated, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Loan Agreement.]
[7.    Pursuant to Section 4.6 of the Loan Agreement, the following Subsidiaries are hereby designated as new Material Subsidiaries: [•].]
The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of          20___.

Schedule I
To compliance certificate
VANTIV, LLC
Compliance calculations
For Second Amended and Restated Loan Agreement Dated as of October 14, 2016*
Calculations as of                  ,

A.    Leverage Ratio (Section 6.22(a))

1.	Indebtedness for borrowed money	$
2.	Indebtedness secured by a purchase money mortgage or other Lien to secure purchase price	$
3.	Obligations under Capital Leases	$
4.	Liability in respect of bankers’ acceptances or letters of credit (to the extent that such obligations are funded obligations that have not been reimbursed within 2 Business Days after funding)	$
5.	Sum of Lines A1, A2, A3 and A4 (“Total Funded Debt”)	$

* Unless otherwise defined herein, the terms used in this Schedule I to Compliance Certificate shall have the meanings ascribed thereto in the Loan Agreement.

6.
Net income (loss) excluding (a) cumulative effect of a change in accounting principles, (b) accruals and reserves established or adjusted and (c) income (loss) of any Person (other than any Restricted Subsidiary) in which any other Person (other than Holdco or any Restricted Subsidiary) has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to Holdco or any Restricted Subsidiary, (d) the income of any Restricted Subsidiary of Holdco (other than the Borrower or any other Loan Party) to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that income is subject to an absolute prohibition during such period by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary (other than any prohibition that has been waived or otherwise released), except to the extent of the amount of dividends or other distributions actually paid by such Restricted Subsidiary to the Borrower or any other Restricted Subsidiary that is not subject to such prohibitions, (e) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of Holdco or is merged into or consolidated with Holdco or any of its Restricted Subsidiaries or that Person’s assets are acquired by Holdco or any of its Subsidiaries (except as provided in the definition of “Pro Forma Basis”), (f) gains or Charges (less all fees and expenses chargeable thereto) attributable to any asset dispositions outside the ordinary course of business (including asset retirement costs) or of returned surplus assets of any employee benefit plan, (g) any net gains or Charges with respect to (i) disposed, abandoned, divested and/or discontinued assets, properties or operations (other than, at the option of the Borrower, assets, properties or operations pending the disposal, abandonment, divestiture and/or termination thereof) and (ii) facilities that have been closed during such period, (h) any net income or loss (less all fees and expenses or charges related thereto) attributable to the early extinguishment of Indebtedness (and the termination of any associated Hedge Agreements) and (i) any write-off or amortization made in such period of deferred financing costs and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness (“Consolidated Net Income”)
$
7.	Interest expense and, to the extent not reflected in Interest Expense, unused line fees and letter of credit fees payable under Loan Agreement	$
8.
Taxes (as though the Borrower were a corporation) based on income, profits or capital, including federal, foreign, state, franchise, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds), including (without duplication) Distributions made to permit Holdco to make Quarterly Distributions and payments in connection with the Tax Receivable Agreements, the Mercury TRA and other similar tax receivable agreements
$
9.	Depreciation and amortization, including amortization of intangible assets established through purchase accounting and amortization of deferred financing fees or costs	$
10.
Charges (other than depreciation or amortization expense) related to any equity offering, investment, acquisition, disposition, recapitalization or the incurrence or repayment of Indebtedness (whether or not successful), including in connection with the First Restatement Agreement Transactions or the Transactions
$
11.	Non-Cash Charges	$

12.	Extraordinary Charges (including, without limitation, costs of and payments of legal settlements, fines, judgments or orders) and unusual or non-recurring Charges	$
13.	[Reserved]	$
14.
Charges attributable to the undertaking and/or implementation of cost savings initiatives, operating expense reductions and other restructuring and integration charges (including inventory optimization expenses, business optimization expenses, transaction costs and costs related to the opening, closure, consolidation or separation of facilities and curtailments, costs related to entry into new markets, consulting fees, recruiter fees, signing costs, retention or completion bonuses, transition costs, relocation costs, severance payments, and modifications to pension and post-retirement employee benefit plans); provided that amounts added back pursuant to this clause, together with any amounts added back pursuant to clause 18 below and the amount of any “Pro Forma Adjustment” to Consolidated EBITDA for such period, shall not exceed the greater of $150.0 million and 20.00% of Consolidated EBITDA for such period; provided further that any of the foregoing in connection with the First Restatement Agreement Transactions for any period ending on or prior to the 24th month following the First Restatement Effective Date shall not be subject to the caps in the preceding proviso
$
15.	Amount of any minority interest expense consisting of subsidiary income attributable to minority Equity Interests of third parties in any non-Wholly-owned Subsidiary	$
16.	[Reserved]	$
17.	[Reserved]	$
18.
Expected cost savings, operating expense reductions, restructuring charges and expenses and synergies (net of the amount of actual amounts realized) reasonably identifiable and factually supportable (in the good faith determination of the Borrower) related to permitted asset sales, acquisitions, investments, dispositions, operating improvements, restructurings, cost savings initiatives and certain other similar initiatives and specified transactions conducted after the Original Closing Date; provided that amounts added back pursuant to this clause, together with any amounts added back pursuant to clause 14 above and the amount of any “Pro Forma Adjustment” to Consolidated EBITDA for such period, shall not exceed the greater of $150.0 million and 20.00% of Consolidated EBITDA for such period; provided further that any of the foregoing in connection with the First Restatement Agreement Transactions for any period ending on or prior to the 24th month following the First Restatement Effective Date shall not be subject to the caps in the preceding proviso
$
19.
Transaction fees, costs and expenses incurred to the extent reimbursable by third parties pursuant to indemnification provisions or insurance; provided that the Borrower in good faith expects to receive reimbursement for such fees, costs and expenses within the next four (4) fiscal quarters (it being understood that to the extent not actually received within such fiscal quarters, such reimbursement amounts shall be deducted in calculating Consolidated EBITDA for such fiscal quarters in the future)
$
20.
Earn-out obligations incurred in connection with any Permitted Acquisitions or other investment and paid or accrued during the applicable period and on similar acquisitions completed prior to the Original Closing Date
$

21.
Business interruption insurance in an amount representing the losses for the applicable period that such proceeds are intended to replace (whether or not yet received so long as the Borrower in good faith expects to receive the same within the next four (4) fiscal quarters (it being understood that to the extent not actually received within such fiscal quarters, such proceeds shall be deducted in calculating Consolidated EBITDA for such fiscal quarters in the future))
$
22.	Sum of Lines A6 through A21	$
23.	Extraordinary gains and unusual or non-recurring gains	$
24.	Non-cash gains (excluding any non-cash gain representing reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period)	$
25.	Sum of Lines A23 and A24	$
26.	Net gain (loss) resulting from Hedging Obligations and the application of Accounting Standards Codification Topic 815 and International Accounting Standards No. 39	$
27.
Any net gain (loss) resulting from currency translation gains or losses related to currency remeasurements of indebtedness (including any net loss or gain resulting from hedge agreements for currency exchange risk)
$
28.	Line A26 plus or minus Line A27, as applicable	$
29.	Line A22 minus Line A25, increased or decreased by Line A28, as applicable (“Consolidated EBITDA”)	$
30.	Ratio of Line A5 to Line A29	_____:1.00
31.	Line A30 ratio must not exceed	_____:1.00
32.	The Borrower is in compliance (circle yes or no)	yes / no

B.	Interest Coverage Ratio (Section 6.22(b))

1.	Consolidated EBITDA (Line A29)	$
2.	Interest charges for four fiscal quarters then ended (including imputed interest charges with respect to Capitalized Lease Obligations) payable in cash	$
3.
Non-cash interest expense for four fiscal quarters then ended attributable to the movement in the mark to market valuation of Hedging Obligations or other derivative instruments pursuant to GAAP, amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses
$
4.	Any expensing of bridge, commitment and other financing fees for four fiscal quarters then ended	$
5.	Costs in connection with the Transactions and any annual administrative or other agency fees	$
6.	Line B2 minus Lines B3, B4 and B5	$
7.	Interest income for four fiscal quarters then ended	$
8.	Line B6 minus Line B7 (“Interest Expense”)	$
9.	Ratio of Line B1 to Line B8	_____:1.00
10.	Line B9 shall exceed	_____:1.00
11.	The Borrower is in compliance (circle yes or no)	yes / no

Schedule II
To Compliance Certificate
VANTIV, LLC
Excess Cash Flow Calculations
For Second Amended and Restated Loan Agreement Dated as of October 14, 2016*
A.    Cash Flow

1.	Consolidated Net Income (as calculated on line A6 of Schedule I)	$
2.
Amounts deducted in arriving at the Consolidated Net Income amount in respect of all Charges for (i) depreciation of fixed assets and amortization of intangible assets and (ii) all other Non-Cash Charges
$
3.	Sum of Lines A1 and A2	$
4.
Additions (reductions) to Consolidated Working Capital of the Borrower and its Restricted Subsidiaries (but excluding any such increase or reduction, as applicable, arising from any Acquisition or Disposition by the Borrower or any of its Restricted Subsidiaries or the reclassification of current assets to long term assets (and vice-versa) and current liabilities to long term liabilities (and vice-versa) and the application of purchase accounting)
$
5.	All non-cash gains or benefits added in computing Consolidated Net Income	$
6.	Line A3 minus Line A5, increased or decreased by Line A4, as applicable (“Cash Flow”)	$

*	Unless otherwise defined herein, the terms used in this Schedule II to Compliance Certificate shall have the meanings ascribed thereto in the Loan Agreement.

B.    Excess Cash Flow

1.
The aggregate amount of payments required to be (and actually) made or otherwise paid by the Borrower and its Restricted Subsidiaries in respect of all principal on all Indebtedness (whether at maturity, as a result of mandatory prepayment, acceleration or otherwise, but excluding voluntary prepayments deducted pursuant to Section 2.8(c)(iii)(B) of the Loan Agreement)
$
2.	Capital expenditures of the Borrower and its Restricted Subsidiaries made in cash (except to the extent financed with long-term Indebtedness (other than revolving Indebtedness))	$
3.
The amount of (i) investments made by the Borrower and its Restricted Subsidiaries pursuant to Section 6.17(f), (l), (o)(i) and (v) of the Loan Agreement and (ii) Distributions made by the Borrower and its Restricted Subsidiaries pursuant to Section 6.18(b), (d), (e), (f)(x), (h), (g), (k), (l),and (m) of the Loan Agreement, in each case, in cash (except, in each case, to the extent financed with long-term Indebtedness (other than revolving Indebtedness))
$
4.	Cash losses from any sale or disposition outside the ordinary course of business	$
5.
The aggregate consideration required to be paid in cash by the Borrower and its Restricted Subsidiaries pursuant to binding contracts entered into prior to or during such period relating to investments permitted pursuant to Section 6.17(f), (l), (o)(i) or (v) of the Loan Agreement or capital expenditures to be consummated or made during the period of four (4) consecutive fiscal quarters of the Borrower following the end of such period (except, in each case, to the extent financed with long-term Indebtedness (other than revolving Indebtedness))
$
6.
The aggregate amount of expenditures (other than investments or Distributions) actually made by the Borrower and its Restricted Subsidiaries in cash during such Fiscal Year (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed and amounts in respect thereof are not otherwise deducted in computing Consolidated Net Income for such period or any prior period (except, in each case, to the extent financed with long-term Indebtedness (other than revolving Indebtedness))
$
8.	Sum of Lines B1, and (without duplication) to the extent that each is not deducted in computing Consolidated Net Income, Lines B2, B3, B4, B5 and B6	$
9.	Line A6 minus Line B8 (“Excess Cash Flow”)	$

C.    Senior Secured Leverage Ratio

1.
Amount of Total Funded Debt (as calculated on line A5 of Schedule I) that is secured by a Lien on any asset or property of the Borrower or the Restricted Subsidiaries, which is not subordinated in right of payment to the Obligations
$
2.	Consolidated EBITDA (as calculated on line A29 of Schedule I)	$
3.	Ratio of Line C1 to Line C2	_______: 1.00

EXHIBIT G

Assignment and Assumption
This Assignment and Assumption Agreement (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement identified below (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex I attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full. Terms used herein and not otherwise defined shall have the meaning assigned to such term in the Loan Agreement.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Loan Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and Percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective Facilities identified below (including, to the extent included in any such Facilities, letters of credit and swingline loans) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and the Loan Agreement, without representation or warranty by the Assignor.

1.	Assignor:
2.	Assignee:	[and is an Affiliate [Identify Lender]]
3.	Borrower:	VANTIV, LLC
4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Loan Agreement
5.	Loan Agreement:
The Second Amended and Restated Loan Agreement dated as of October 14, 2016, among the Borrower, the Lenders party thereto from time to time, the Administrative Agent and the other agents named therein.

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders of applicable Facility	Amount of Commitment/Loans Assigned of applicable Facility	Percentage Assigned of Commitment/Loans of applicable Facility

Effective Date:         , 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT
AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
7.    Notice and Wire Instructions:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNOR]

Notices:	Notices:

Attention:	Attention:
Telecopier:	Telecopier:

with a copy to:

Attention:	Attention:
Telecopier:	Telecopier:

Wire Instructions:	Wire Instructions:

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]
By:
Name:
Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:
Name:
Title:

[Consented to and] Accepted:
[JPMorgan Chase Bank, N.A., as
Administrative Agent
By
Title:]
[Consented to:
[VANTIV, LLC
By
Title:]
[Consented to:
[JPMorgan Chase Bank,, N.A.,
as L/C Issuer and/or Swing Line Lender
By
Title:]

Annex 1
STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ACCEPTANCE AGREEMENT
1.    Representations and Warranties.

1.1
Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Loan Documents”), or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2
Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender or L/C Issuer under the Loan Agreement, (ii) it meets all requirements of an Eligible Assignee under the Loan Agreement (subject to receipt of such consents as may be required under the Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender or L/C Issuer thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender or L/C Issuer thereunder, (iv) it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender or L/C Issuer, (v) if it is a Foreign Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee and (vi) it is not a Prohibited Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender or L/C Issuer and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender or L/C Issuer.

2.	Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.
General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

EXHIBIT H-1
Form of Trademark Security Agreement
This [•], 20[•], [•] (“Debtor”) with its principal place of business and mailing address at [•], for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, assigns, mortgages and pledges as collateral security to JPMorgan Chase Bank, N.A., a national banking association (the “Agent”), with its mailing address at 500 Stanton Christiana Rd., NCC2, Floor 03, Newark, DE 19713-2107, acting as collateral agent hereunder for the Secured Parties as defined in the Security Agreement referred to below, and its successors and assigns, and grants to the Agent for the benefit of the Secured Parties a first priority lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have until the earlier of the Termination Date and the Release Date (each as defined in the Loan Agreement referred to in the Security Agreement) for the benefit of the Secured Parties a continuing first priority lien on and security interest in, and right of set-off against, all right, title, and interest of such Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to all of the following:
(i)    Each trademark, trademark registration, and trademark application owned by the Debtor that is registered or the subject of a pending application with any United States federal governmental authority, other than to the extent the same constitutes Excluded Property, and all of the goodwill of the business connected with the use of, and symbolized by, each such trademark, trademark registration, and trademark application, including those listed on Schedule A hereto; and
(ii)    All proceeds of the foregoing, including without limitation any claim by Debtor against third parties for damages by reason of past, present or future infringement of any trademark, trademark registration, or trademark application listed on Schedule A hereto or by reason of injury to the goodwill associated with any such trademark, trademark registration, or trademark application, in each case together with the right to sue for and collect said damages;
to secure the prompt and complete payment and performance of all Secured Obligations of Debtor as set out in that certain Amended and Restated Security Agreement, dated as of June 13, 2014, among Debtor, Agent and the other debtors party thereto, as the same may be amended, restated, amended and restated or otherwise modified from time to time (the “Security Agreement”). All capitalized terms used herein without definition have the meanings given to such terms in the Security Agreement.
Debtor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the assignment, mortgage, pledge and security interest in the trademarks, trademark registrations, and trademark applications made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Trademark Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.
This Trademark Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed by and interpreted in accordance with, the law of the State Of New York.

Schedule A
to Trademark Security Agreement
U.S. Trademark Registration/Application Numbers

Title	Reg. No. / App. No.

EXHIBIT H-2
Form of Patent Security Agreement
This [•], 20[•], [•] (“Debtor”) with its principal place of business and mailing address at [•], for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, assigns, mortgages and pledges as collateral security to JPMorgan Chase Bank, N.A., a national banking association (the “Agent”), with its mailing address at 500 Stanton Christiana Rd., NCC2, Floor 03, Newark, DE 19713-2107, acting as collateral agent hereunder for the Secured Parties as defined in the Security Agreement referred to below, and its successors and assigns, and grants to the Agent for the benefit of the Secured Parties a first priority lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have until the earlier of the Termination Date and the Release Date (each as defined in the Loan Agreement referred to in the Security Agreement) for the benefit of the Secured Parties a continuing first priority lien on and security interest in, and right of set-off against, all right, title, and interest of such Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to all of the following:
(i)    Each patent and patent application owned by the Debtor that is registered or the subject of a pending application with any United States federal governmental authority, other than to the extent the same constitutes Excluded Property, and all of the inventions described and claimed therein and any and all reissues, continuations, continuations-in-part or extensions thereof, including those listed on Schedule A hereto; and
(ii)    All proceeds of the foregoing, including without limitation any claim by Debtor against third parties for damages by reason of past, present or future infringement of any patent or patent application listed on Schedule A hereto, in each case together with the right to sue for and collect said damages;
to secure the prompt and complete payment and performance of all Secured Obligations of Debtor as set out in that certain Amended and Restated Security Agreement, dated as of June 13, 2014, among Debtor, Agent and the other debtors party thereto, as the same may be amended, restated, amended and restated or otherwise modified from time to time (the “Security Agreement”). All capitalized terms used herein without definition have the meanings given to such terms in the Security Agreement.
Debtor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the assignment, mortgage, pledge and security interest in the patents and patent applications made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Patent Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.
This Patent Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed by and interpreted in accordance with, the law of the State Of New York.

Schedule A
To Patent Security Agreement
U.S. Patent Numbers

Title	Reg. No. / App. No.

EXHIBIT H-3
Form of Copyright Security Agreement
This [•], 20[•], [•] (“Debtor”) with its principal place of business and mailing address at [•], for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, assigns, mortgages and pledges as collateral security to JPMorgan Chase Bank, N.A., a national banking association (the “Agent”), with its mailing address at 500 Stanton Christiana Rd., NCC2, Newark, DE 19713-2107, acting as collateral agent hereunder for the Secured Parties as defined in the Security Agreement referred to below, and its successors and assigns, and grants to the Agent for the benefit of the Secured Parties a first priority lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have until the earlier of the Termination Date and the Release Date (each as defined in the Loan Agreement referred to in the Security Agreement) for the benefit of the Secured Parties a continuing first priority lien on and security interest in, and right of set-off against, all right, title, and interest of such Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to all of the following:
(i)    Each copyright, copyright registration, and copyright application owned by Debtor that is registered or the subject of a pending application with any United States federal governmental authority, other than to the extent the same constitutes Excluded Property, and all of the works of authorship described and claimed therein and any and all renewals, derivative works, enhancements, modifications, new releases and other revisions thereof, including those listed on Schedule A hereto; and
(ii)    All proceeds of the foregoing, including without limitation any claim by Debtor against third parties for damages by reason of past, present or future infringement of any copyright, copyright registration, or copyright application listed on Schedule A hereto, in each case together with the right to sue for and collect said damages;
to secure the prompt and complete payment and performance of all Secured Obligations of Debtor as set out in that certain Amended and Restated Security Agreement, dated as of June 13, 2014, among Debtor, Agent and the other debtors party thereto, as the same may be amended, restated, amended and restated or otherwise modified from time to time (the “Security Agreement”). All capitalized terms used herein without definition have the meanings given to such terms in the Security Agreement.
Debtor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the assignment, mortgage, pledge and security interest in the copyrights, copyright registrations, and copyright applications made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Copyright Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.
This Copyright Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed by and interpreted in accordance with, the law of the State of New York.

Schedule A
To Copyright Security Agreement
U.S. Copyright Registration Numbers
Title of Copyright    Registration Number

SCHEDULE 1
Term Loan Commitments and Revolving Credit Commitments
as of the Second Restatement Effective Date

[On File with the Administrative Agent]

SCHEDULE 5.10
Subsidiaries

Subsidiary of Borrower	Jurisdiction of Organization	Percentage Ownership of Equity Interest	Direct Owner
NPC Group, Inc.	Delaware	100%	vantiv, LLC
National Processing Company Group, Inc.	Delaware	100%	NPC Group, Inc.
National Processing Company	Nebraska	100%	National Processing Company Group, Inc.
Best Payment Solutions, Inc.	Illinois	100%	National Processing Company
Vantiv Services Company (f/k/a National Processing Management Company)	Delaware	100%	NPC Group, Inc.
Vantiv eCommerce, LLC (f/k/a Litle & Co. LLC)	Delaware	100%	National Processing Company
Vantiv Integrated Payments Solutions, Inc. (Element Payment Services, Inc.)	Nevada	100%	National Processing Company
People’s United Merchant Services, LLC	Delaware	51%	National Processing Company
MPS Holding Corp.	Delaware	100%	National Processing Company
Vantiv Integrated Payments, LLC (f/k/a Mercury Payment Systems, LLC) [1]	Delaware	100%	MPS Holding Corp.
Vantiv Integrated Payments Canada, LLC (f/k/a Mercury Payment Systems Canada, LLC)	Delaware	100%	Vantiv Integrated Payments, LLC (f/k/a Mercury Payment Systems, LLC) [2]
MML 1 LLC	Delaware	100%	Vantiv Integrated Payments, LLC (f/k/a Mercury Payment Systems, LLC) [3]
Vantiv Company, LLC	Indiana	100%	vantiv, LLC
8500 Governor’s Hill Drive, LLC	Delaware	100%	vantiv, LLC
Vantiv Shared Services, LLC (f/k/a Vantiv International, LLC)	Delaware	100%	vantiv, LLC
Vantiv Gaming Solutions, LLC	Delaware	100%	vantiv, LLC
Vantiv Prepaid Solutions, LLC	Delaware	100%	vantiv, LLC

1 Successor by merger to Mars Merger Sub, LLC.

2 Successor by merger to Mars Merger Sub, LLC.

3 Successor by merger to Mars Merger Sub, LLC.

SCHEDULE 5.17
Capitalization

None.

SCHEDULE 6.11
Contracts with Affiliates

None.

SCHEDULE 6.14
Indebtedness

1.	Indebtedness with respect to Liens listed on Schedule 6.15.

SCHEDULE 6.15
Liens

Jurisdiction	Debtor	Secured Party	Filing Info	Collateral
Fifth Third Processing Solutions, LLC
Delaware SOS	Fifth Third Processing Solutions, LLC 38 Fountain Square Plaza Cincinnati, OH 45202	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	2011 1238891 04/04/2011	Lease of Equipment
Mercury Payment Systems, LLC
Delaware SOS	Mercury Payment Systems, Inc. 10 Burnett Court Suite 300 Durango, CO 81301	Global Payments Direct, Inc. 10 Glenlake Parkway North Tower Atlanta, GA 30328	2010 0711527 03/03/2010	Reserve account and compensation due under the Merchant Services Agreement between Debtor and Secured Party effective 8/10/2003
Delaware SOS	Mercury Payment Systems, LLC 10 Burnett Ct Ste 300 Durango, CO 81301	Wagner Equipment Co 18000 Smith Road Aurora, CO 80011	2014 0690073 02/21/2014	Lease of Caterpillar XQ 400 serial number 0X4R00569
La Plata County, Colorado Clerk & Recorder	Mercury Payment Systems, LLC	Alpine Bank Alpine Bank Durango 400 7th Street South Rifle, CO 81650 and the Public Trustee of La Plata County, Colorado	1081994 06/03/2014	Construction Deed of Trust dated December 31, 2012
Mercury Payment Systems Canada, LLC
Delaware SOS	Mercury Payment Systems Canada, Inc. 10 Burnett Court Suite 300 Durango, CO 81301	Global Payments Direct, Inc. 10 Glenlake Parkway North Tower Atlanta, GA 30328	2010 0809834 03/10/2010	All compensation due under the Merchant Services Agreement between Debtor and Secured Party dated 1/29/2008

Jurisdiction	Debtor	Secured Party	Filing Info	Collateral
National Processing Company
Nebraska SOS
RPSI, Inc.
20405 State Highway 249
Houston, TX 77070

Amends Debtor to: National Processing Company
(same address as above)

Amends Debtor to: National Processing Company
5100 Interchange Way, Louisville, KY 40229
		MB Financial Bank, N.A. 6111 North River Road Rosemont, IL 60018	9905409845-0 08/29/2005 Amendment 9909613828-0 12/09/2009 Amendment 9910617150-0 01/19/2010 Continuation 9810513545-0 05/16/2010 Continuation 9815839002-3 03/19/2015	Lease of Equipment
vantiv, LLC
Delaware SOS	vantiv, LLC 38 Fountain Square Plaza Cincinnati, OH 45202	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	2011 2513680 06/29/2011	Lease of Equipment
Delaware SOS	vantiv, LLC 8500 Governors Hill Dr. Symmes Township, OH 45249	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	2012 2511386 06/28/2012	Lease of equipment
Delaware SOS	vantiv, LLC 8500 Governors Hill Dr. Cincinnati, OH 45249	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	2012 3785484 10/01/2012	Lease of equipment
Delaware SOS	vantiv, LLC 8500 Governors Hill Dr Symmes Township, OH 45249	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	2013 2588235 7/5/13	Lease of equipment
Delaware SOS	vantiv, LLC 8500 Governors Hill Dr. Cincinnati, OH 45249	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	2014 2604841 07/01/2014	Lease of equipment
Delaware SOS	vantiv, LLC 8500 Governors Hill Dr Symmes Township, OH 45249	IBM Credit LLC 1 North Castle Drive Armonk, NY 10504	2015 3554739 08/17/2015	Lease of equipment

Jurisdiction	Debtor	Secured Party	Filing Info	Collateral
8500 Governors Hill Drive, LLC
Delaware SOS	8500 Governors Hill Drive, LLC 8500 Governor’s Hill Drive Cincinnati, OH 45249	New York Life Insurance Company 51 Madison Avenue New York, NY 10010	2011 2641937 07/11/2011	All personalty related to 12.552 acres located on Governor’s Hill Drive
Ohio - Hamilton County	8500 Governors Hill Drive, LLC 8500 Governor’s Hill Drive Cincinnati, OH 45249	New York Life Insurance Company 51 Madison Avenue New York, NY 10010	11-0078962 07/13/2011	Fixtures related to 12.552 acres located on Governor’s Hill Drive
Element Payment Services, Inc.
Nevada SOS	Element Payment Services, Inc. 14415 South 50th St. Suite 200 Phoenix, AZ 85044	Presidio Technology Capital, LLC One Sun Court Norcross, GA 30092 Key Equipment Finance Inc. 1000 McCaslin Blvd GVS UCC Department Superior, CO 80027	2009015396-4 6/22/09	Lease of computer equipment
Nevada SOS	Element Payment Services, Inc. 14415 South 50th St. Suite 200 Phoenix, AZ 85044	Presidio Technology Capital, LLC One Sun Court Norcross, GA 30092 CIT Technology Financing Services, Inc. 1210 Ward Avenue Suite 300 West Chester, PA 19380	2009015397-6 6/22/09	Lease of computer equipment

Jurisdiction	Debtor	Secured Party	Filing Info	Collateral
Nevada SOS	Element Payment Services, Inc. 14415 South 50th St. Suite 200 Phoenix, AZ 85044	Presidio Technology Capital, LLC One Sun Court Norcross, GA 30092 Wells Fargo Financial Leasing, Inc. MAC F4031-040 800 Walnut Street Des Moines, IA 50309	2009024683-4 10/13/09	Lease of computer equipment
Nevada SOS	Element Payment Services, Inc. 14415 South 50th St. Suite 200 Phoenix, AZ 85044	Presidio Technology Capital, LLC One Sun Court Norcross, GA 30092 Heartland Business Credit 390 Union Blvd. Suite 600 Lakewood, CO 80028	2009024686-0 10/13/09	Lease of computer equipment
Nevada SOS	Element Payment Services, Inc. 14415 South 50th St. Suite 200 Phoenix, AZ 85044	Presidio Technology Capital, LLC One Sun Court Norcross, GA 30092 Heartland Business Credit 390 Union Blvd. Suite 600 Lakewood, CO 80028	2009029374-4 12/8/09	Lease of computer equipment
Nevada SOS	Element Payment Services, Inc. 14415 S 50th Street Phoenix, AZ 85044	Hewlett-Packard Financial Services Company 420 Mountain Ave Murray Hill, NJ 07974	2010009705-6 4/20/10	Lease of equipment
Nevada SOS	Element Payment Services, Inc. 14415 South 50th Street Suite 200 Phoenix, AZ 85044	Presidio Technology Capital, LLC One Sun Court Norcross, GA 30092 Heartland Business Credit 390 Union Blvd. Suite 600 Lakewood, CO 80028	2010017305-8 7/13/10	Lease of computer equipment

SCHEDULE 6.17
Investments

1.	Equity investments by the Borrower in its Restricted Subsidiaries existing as of the Restatement Effective Date.

2.	Equity investment by Vantiv Gaming Solutions, LLC in Sightline Payments LLC pursuant to which Vantiv Gaming Solutions, LLC paid $2,998,740 in the aggregate for 1,590 Class B Units.

3.	Intercompany Revolving Loan Agreement between vantiv, LLC, as the lender, and People’s United Merchant Services, LLC, as the borrower, in an amount up to $10,000,000.

4.
Convertible Unsecured Promissory Note between Vantiv Gaming Solutions, LLC, as the lender, and Sightline Payments LLC, as the borrower, in the aggregate principal amount of $4,002,267 due and payable on May 16, 2017.

SCHEDULE 6.24
Certain Post-Closing Obligations

Within 14 days of the Second Restatement Effective Date, delivery to the Administrative Agent of stock certificate for Vantiv Integrated Payments Solutions, Inc. together with related stock power.